UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF
           THE SECURITIES AND EXCHANGE ACT OF 1934


 Date of Report (Date of Earliest Event Reported)  July 30,
                            2003


     ___AEI REAL ESTATE FUND XVII LIMITED PARTNERSHIP___
   (Exact Name of Registrant as Specified in its Charter)

      _________________State of Minnesota______________
      (State or other Jurisdiction of Incorporation or
                        Organization)




    ______0-17467_________         _____41-1603719_____
   (Commission File Number)          (I.R.S. Employer
                                   Identification No.)


  _____30 East 7th Street, Suite 1300, St. Paul, Minnesota
                         55101_____
          (Address of Principal Executive Offices)


        _______________(651) 227-7333_______________
    (Registrant's telephone number, including area code)


 ___________________________________________________________
    (Former name or former address, if changed since last
                           report)



Item 2.   Acquisition or Disposition of Assets.

       On July 30, 2003, the Partnership sold a Taco Cabana restaurant in San Marcos, Texas to the lessee. The Partnership received net proceeds of approximately $1,330,000 for the property, which resulted in a net gain of approximately $742,000.

Item 7.   Financial Statements and Exhibits.

         (a) A limited number of proforma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the proforma statements:

             Assuming the Partnership had sold the property on January 1, 2002, the Partnership's Investments in Real Estate would have been reduced by $618,650 and its Current Assets
             (cash) would have increased by approximately $1,330,000 and Partner's Capital would have increased by $711,350.

             The rental income for the Partnership would have decreased from $1,696,473 to $1,512,681 for the year ended December 31, 2002 and from $737,252 to $643,464 for the six months ended June 30, 2003 if the Partnership had not owned the property during the periods.

             Depreciation  Expense would have  decreased  by
             $20,084   and  $10,042  for  the   year   ended
             December  31,  2002 and the  six  months  ended
             June 30, 2003, respectively.

             Partnership Administration and Property Management Expense would have decreased by $856 and $443 for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

             The net effect of these pro forma adjustments would have caused Net Income to decrease from $2,043,920 to $1,881,068 and from $1,395,132 to $1,311,829, which would have resulted in Net Income of $91.64 and $64.47 per Limited Partnership Unit outstanding for the year ended December 31, 2002 and the six months ended June 30, 2003, respectively.

         (b) Exhibits

                         Exhibit  10.1 - Purchase  Agreement
                         dated  May  21,  2003  between  the
                         Partnership and Texas Taco  Cabana,
                         LP  relating to the property at 135
                         Long   Street,  San  Marcos,  Texas
                         (incorporated   by   reference   to
                         Exhibit  10.1 of Form 10-QSB  filed
                         on August 8, 2003).


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI REAL ESTATE FUND XVII
                              LIMITED PARTNERSHIP

                              By:  AEI Fund Management XVII, Inc.
                                 Its:  General Partner


Date:  August 11, 2003           /s/ Patrick W. Keene
                              By:    Patrick W. Keene
                                 Its Chief Financial Officer